                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     January 12, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                         Page 1 of 89
                                         Exhibit Index on Page 5

Item 5.  Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             6.25% Asset Backed Certificates Series 1992-E,
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 6.25% Asset Backed
             Certificates Series 1992-E.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28D.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28L.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28P. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: January 12, 1998       By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II
                  6.25% Asset Backed Certificates
                  Series 1992-E, Floating Rate Asset
                  Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset
                  Floating Rate Asset Backed Certificates
                  Series 1994-J, Floating Rate Credit Card
                  Certificates Series 1994-K, 7.15% Credit
                  Card Certificates Series 1994-L, Floating
                  Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T
                  and Floating Rate Asset Backed Certificates Series 1997-U
  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 6.25% Asset Backed
                  Certificates Series 1992-E.

  28C.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.


  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.


  28N.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28O.   Cerificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28P.  Cerificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U

                                                                     EXHIBIT 28A


                        MONTHLY SERVICER'S CERTIFICATE



                               FCC NATIONAL BANK



              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                January 7, 1998

              ---------------------------------------------------



     The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

       1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

       2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing
           Agreement.


       3.  The undersigned are Servicing Officers.


       4.  The aggregate amount of Collections
           processed for the Due Period for this
           Distribution Date was equal to . . . .          $3,841,014,891.12

       5.  (a)  The aggregate amount of such Collections
           allocated to Principal Receivables for the
           Due Period for this Distribution Date was
           equal to . . . . . . . . . . . . . . . .        $3,611,991,634.14

           (b)  The aggregate amount of such Collections
           allocated to Finance Charge Receivables for the
           Due Period for this Distribution Date was
           equal to . . . . . . . . . . . . . . . .          $229,023,256.98

       6.  The aggregate Interchange Amount, (which
           will be included as Finance Charge Receivables
           for all Series), for this distribution
           date was equal to. . . . . . . . . . . .           $42,833,005.36

       7.  The Invested Percentage of Collections
           allocated to Principal Receivables
           for the Due Period was equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   6.365%
           Series 1993-F . . . . . . . . . . . . . .                   4.456%
           Series 1993-H . . . . . . . . . . . . . .                   4.456%
           Series 1994-J . . . . . . . . . . . . . .                   3.183%
           Series 1994-K . . . . . . . . . . . . . .                   3.183%
           Series 1994-L . . . . . . . . . . . . . .                   3.183%
           Series 1995-M . . . . . . . . . . . . . .                   3.637%
           Series 1995-N . . . . . . . . . . . . . .                   3.637%
           Series 1995-O . . . . . . . . . . . . . .                   3.637%
           Series 1995-P . . . . . . . . . . . . . .                   3.637%
           Series 1996-Q . . . . . . . . . . . . . .                   6.547%
           Series 1996-R . . . . . . . . . . . . . .                   2.910%
           Series 1996-S . . . . . . . . . . . . . .                   5.092%
           Series 1997-T . . . . . . . . . . . . . .                   4.365%
           Series 1997-U . . . . . . . . . . . . . .                   2.910%

       8.  The Invested Percentage of Collections
           allocated to Finance Charge Receivables for
           the Due Period was equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   1.061%
           Series 1993-F . . . . . . . . . . . . . .                   4.456%
           Series 1993-H . . . . . . . . . . . . . .                   4.456%
           Series 1994-J . . . . . . . . . . . . . .                   3.183%
           Series 1994-K . . . . . . . . . . . . . .                   3.183%
           Series 1994-L . . . . . . . . . . . . . .                   3.183%
           Series 1995-M . . . . . . . . . . . . . .                   3.637%
           Series 1995-N . . . . . . . . . . . . . .                   3.637%
           Series 1995-O . . . . . . . . . . . . . .                   3.637%
           Series 1995-P . . . . . . . . . . . . . .                   3.637%
           Series 1996-Q . . . . . . . . . . . . . .                   6.547%
           Series 1996-R . . . . . . . . . . . . . .                   2.910%
           Series 1996-S . . . . . . . . . . . . . .                   5.092%
           Series 1997-T . . . . . . . . . . . . . .                   4.365%
           Series 1997-U . . . . . . . . . . . . . .                   2.910%

       9.  The Invested Percentage with respect to
           the Investor Default Amount for
           the Due Period was equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   1.061%
           Series 1993-F . . . . . . . . . . . . . .                   4.456%
           Series 1993-H . . . . . . . . . . . . . .                   4.456%
           Series 1994-J . . . . . . . . . . . . . .                   3.183%
           Series 1994-K . . . . . . . . . . . . . .                   3.183%
           Series 1994-L . . . . . . . . . . . . . .                   3.183%
           Series 1995-M . . . . . . . . . . . . . .                   3.637%
           Series 1995-N . . . . . . . . . . . . . .                   3.637%
           Series 1995-O . . . . . . . . . . . . . .                   3.637%
           Series 1995-P . . . . . . . . . . . . . .                   3.637%
           Series 1996-Q . . . . . . . . . . . . . .                   6.547%
           Series 1996-R . . . . . . . . . . . . . .                   2.910%
           Series 1996-S . . . . . . . . . . . . . .                   5.092%
           Series 1997-T . . . . . . . . . . . . . .                   4.365%
           Series 1997-U . . . . . . . . . . . . . .                   2.910%

      10.  The aggregate amount of drawings or payments,
           if any, under the Enhancement, if any,
           required to be made on the next succeeding
           Distribution Date is equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   $0.00
           Series 1993-F . . . . . . . . . . . . . .                   $0.00
           Series 1993-H . . . . . . . . . . . . . .                   $0.00
           Series 1994-J . . . . . . . . . . . . . .                   $0.00
           Series 1994-K . . . . . . . . . . . . . .                   $0.00
           Series 1994-L . . . . . . . . . . . . . .                   $0.00
           Series 1995-M . . . . . . . . . . . . . .                   $0.00
           Series 1995-N . . . . . . . . . . . . . .                   $0.00
           Series 1995-O . . . . . . . . . . . . . .                   $0.00
           Series 1995-P . . . . . . . . . . . . . .                   $0.00
           Series 1996-Q . . . . . . . . . . . . . .                   $0.00
           Series 1996-R . . . . . . . . . . . . . .                   $0.00
           Series 1996-S . . . . . . . . . . . . . .                   $0.00
           Series 1997-T . . . . . . . . . . . . . .                   $0.00
           Series 1997-U . . . . . . . . . . . . . .                   $0.00

      11.  The amount of interest due on the Cash
           Collateral Account loan, if applicable,
           required to be paid on the next Distribution
           Date is equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   $0.00
           Series 1993-F . . . . . . . . . . . . . .              $38,791.67
           Series 1993-H . . . . . . . . . . . . . .              $40,227.32
           Series 1994-J . . . . . . . . . . . . . .              $24,758.40
           Series 1994-K . . . . . . . . . . . . . .              $25,474.73
           Series 1994-L . . . . . . . . . . . . . .              $17,468.27
           Series 1995-M . . . . . . . . . . . . . .                   $0.00
           Series 1995-N . . . . . . . . . . . . . .                   $0.00
           Series 1995-O . . . . . . . . . . . . . .                   $0.00
           Series 1995-P . . . . . . . . . . . . . .                   $0.00
           Series 1996-Q . . . . . . . . . . . . . .                   $0.00
           Series 1996-R . . . . . . . . . . . . . .                   $0.00
           Series 1996-S . . . . . . . . . . . . . .                   $0.00
           Series 1997-T . . . . . . . . . . . . . .                   $0.00
           Series 1997-U . . . . . . . . . . . . . .                   $0.00

      12.  The amount of Monthly Servicing Fee
           required to be paid on the next succeeding
           Distribution Date is equal to for:
           Series 1992-E . . . . . . . . . . . . . .             $277,777.78
           Series 1993-F . . . . . . . . . . . . . .           $1,225,000.00
           Series 1993-H . . . . . . . . . . . . . .           $1,166,666.67
           Series 1994-J . . . . . . . . . . . . . .             $833,333.33
           Series 1994-K . . . . . . . . . . . . . .             $833,333.33
           Series 1994-L . . . . . . . . . . . . . .             $833,333.33
           Series 1995-M . . . . . . . . . . . . . .             $952,380.96
           Series 1995-N . . . . . . . . . . . . . .             $952,380.96
           Series 1995-O . . . . . . . . . . . . . .             $952,380.96
           Series 1995-P . . . . . . . . . . . . . .             $952,380.96
           Series 1996-Q . . . . . . . . . . . . . .           $1,714,285.71
           Series 1996-R . . . . . . . . . . . . . .             $761,904.77
           Series 1996-S . . . . . . . . . . . . . .           $1,333,333.33
           Series 1997-T . . . . . . . . . . . . . .           $1,142,857.14
           Series 1997-U . . . . . . . . . . . . . .             $761,904.77
      13.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of interest
           is equal to for:
           Series 1992-E . . . . . . . . . . . . . .             $868,055.56
           Series 1993-F . . . . . . . . . . . . . .           $3,872,847.22
           Series 1993-H . . . . . . . . . . . . . .           $3,812,569.44
           Series 1994-J . . . . . . . . . . . . . .           $2,731,875.00
           Series 1994-K . . . . . . . . . . . . . .           $2,717,881.94
           Series 1994-L . . . . . . . . . . . . . .           $2,979,166.67
           Series 1995-M . . . . . . . . . . . . . .           $3,071,248.74
           Series 1995-N . . . . . . . . . . . . . .           $3,034,264.01
           Series 1995-O . . . . . . . . . . . . . .           $3,073,228.44
           Series 1995-P . . . . . . . . . . . . . .           $3,045,889.00
           Series 1996-Q . . . . . . . . . . . . . .           $5,439,255.57
           Series 1996-R . . . . . . . . . . . . . .           $2,397,467.19
           Series 1996-S . . . . . . . . . . . . . .           $4,242,117.84
           Series 1997-T . . . . . . . . . . . . . .           $3,598,860.86
           Series 1997-U . . . . . . . . . . . . . .           $2,417,446.93
      14.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of principal
           is equal to for:
           Series 1992-E . . . . . . . . . . . . . .          $83,333,333.34
           Series 1993-F . . . . . . . . . . . . . .          $58,333,333.33
           Series 1993-H . . . . . . . . . . . . . .                   $0.00
           Series 1994-J . . . . . . . . . . . . . .                   $0.00
           Series 1994-K . . . . . . . . . . . . . .                   $0.00
           Series 1994-L . . . . . . . . . . . . . .                   $0.00
           Series 1995-M . . . . . . . . . . . . . .                   $0.00
           Series 1995-N . . . . . . . . . . . . . .                   $0.00
           Series 1995-O . . . . . . . . . . . . . .                   $0.00
           Series 1995-P . . . . . . . . . . . . . .                   $0.00
           Series 1996-Q . . . . . . . . . . . . . .                   $0.00
           Series 1996-R . . . . . . . . . . . . . .                   $0.00
           Series 1996-S . . . . . . . . . . . . . .                   $0.00
           Series 1997-T . . . . . . . . . . . . . .                   $0.00
           Series 1997-U . . . . . . . . . . . . . .                   $0.00

      15.  The excess, if any, of the First Chicago Amount
           over the Aggregate Principal Receivables
           required to be maintained pursuant to the
           Agreement . . . . . . . . . . . . . . . .       $6,096,418,890.12

      16.  The First Chicago Amount for the Due
           Period divided by Aggregate Principal
           Receivables for the Due Period . . . . . . . . .           44.108%

      17.  The Minimum First Chicago Interest
           Percentage . . . . . . . . . . . . . . . . . . .            7.000%

      18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

      19.  As of the date hereof, to the best
           knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

      20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

      21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

      22. During the preceding calendar month, the number of newly - originated Accounts was 172,231.


           IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                        FCC NATIONAL BANK
                                           as Servicer



                                  By:         /s/ James A. Harwood
                                      --------------------------------------
                                                  Servicing Officer


                                  By:          /s/ Charlotte Drevant
                                      --------------------------------------
                                                   Servicing Officer

                                                                     EXHIBIT 28B

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1992-E
                                    January 7, 1998

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1992-E Supplement dated as of August 1, 1992 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1992-E Certificateholders on the
                 Payment Date per $1,000 interest. . . .              $84.201

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1992-E Certificates,
                 per $1,000 interest . . . . . . . . . .              $83.333

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1992-E Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .               $0.868

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1992-E  Certificates. . . . .       $232,790,387.20

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1992-E
                 Certificates, per $1,000 interest. . . .              $232.790

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by
                 the Exchangeable Seller's Certificate
                 and by the Investor Certificates of
                 all Series). . . . . . . . . . . . . . .    $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1992-E
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $166,666,666.60

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1992-E Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  1.061%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1992-E  Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  6.365%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $889,308,338.22

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1992-E
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $1,277,384.10

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1992-E  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

                 The amount of the Monthly Servicing
                 Fee payable by the Trust to the Servicer
                 for the current Distribution Date .               $277,777.78

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $30,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1992-E
                 Certificates as of such Due Period . . .                18.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .         8.33333333%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                         -------------------------------
                                      Title: Vice President

                                                                     EXHIBIT 28C


                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-F
                                January 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-F Certificateholders on the
                 Payment Date per $1,000 interest. . . .             $88.866

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1993-F Certificates,
                 per $1,000 interest . . . . . . . . . .             $83.333

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-F Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .              $5.533

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-F Certificates. . . . .        $172,113,872.24

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-F
                 Certificates, per $1,000 interest. . . .              $245.877

             d.  Excess Principal Collections allocated in
                 respect of the Series 1993-F Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-F
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $700,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-F Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.456%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-F Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  4.456%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                  $0.00

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $889,308,338.22

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-F
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $5,365,013.20

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-F Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $291,666.67

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $933,333.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $91,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-F
                 Certificates as of such Due Period . . .                13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount). The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .        91.66666667%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By  /s/ James A. Harwood
                                          _______________________________

                                      Title:  Vice President

                                                                     EXHIBIT 28D


                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1993-H
                                    January 7, 1998

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-H  Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $5.447

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1993-H  Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-H  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $5.447

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-H  Certificates. . . . .        $11,383,554.47

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-H
                 Certificates, per $1,000 interest. . . .               $16.262

             d. Excess Principal Collections allocated in
                respect of the Series 1993-H Certificates,
                if any. . . . . . . . . . . . . . . . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series)    $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-H
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $700,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-H  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.456%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-H  Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  4.456%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                  $0.00

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $889,308,338.22

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-H
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $5,365,013.20

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-H  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $437,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $729,166.67

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $91,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-H
                 Certificates as of such Due Period . . .               13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                         -------------------------------
                                      Title: Vice President

                                                                     EXHIBIT 28E

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-J
                                January 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-J Certificateholders on the
                 Payment Date per $1,000 interest. . . .            $5.464

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-J Certificates,
                 per $1,000 interest . . . . . . . . . .            $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-J Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .            $5.464

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-J Certificates. . . . . .        $8,131,110.34

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-J
                 Certificates, per $1,000 interest. . . .               $16.262

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-J Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-J Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-J
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-J Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.183%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-J
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.183%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $889,308,338.22

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-J
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,832,152.29

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-J Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .            $65,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-J
                 Certificates as of such Due Period . . .                13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount). The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                         --------------------------

                                      Title:   Vice President

                                                                     EXHIBIT 28F


                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                     Series 1994-K
                                      January 7, 1998

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-K Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $5.436

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-K Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-K Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $5.436

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-K Certificates. . . . .          $8,131,110.34

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-K
                 Certificates, per $1,000 interest. . . .               $16.262

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-K
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-K Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.183%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-K
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.183%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $889,308,338.22

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-K
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,832,152.29

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-K Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $72,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-K
                 Certificates as of such Due Period . . .               14.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                         -------------------------------

                                      Title: Vice President

                                                                     EXHIBIT 28G



                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-L
                                    January 7, 1998

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-L Certificateholders on the
                 Payment Date per $1,000 interest. . . .        $5.958

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-L Certificates,
                 per $1,000 interest . . . . . . . . . .        $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-L Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .        $5.958

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series. .     $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-L Certificates . . . . . .       $8,131,110.34

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-L
                 Certificates, per $1,000 interest. . . . .             $16.262

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-L Certificates,
                 if any . . . . . . . . . . . . . . . . . .               $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-L Certificates,
                 if any . . . . . . . . . . . . . . . . . .               $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series) .  $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-L
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date. . . . . . . . . . . . .     $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-L Certificates for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . . .               3.183%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-L
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.183%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . .          $889,308,338.22

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-L
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . .            $3,832,152.29

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-L Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount. .

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . . . . .      $57,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-L
                 Certificates as of such Due Period . . . .              11.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                         -------------------------------
                                      Title: Vice President

                                                                     EXHIBIT 28H



                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-M
                                January 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .               $5.357

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .               $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .               $5.357

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-M Certificates. . . . .          $9,292,697.51

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,131,110.33

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.262

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,425,144.44

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-M Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-M Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-M
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-M Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.637%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-M
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.637%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $889,308,338.22

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-M
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,379,602.61

             b.  The Class A Investor Default Amount. .           $3,832,152.29

             c.  The Collateral Investor Default Amount.            $547,450.32

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount). The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By  James A. Harwood
                                          _______________________

                                      Title:   Vice President

                                                               EXHIBIT 28I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

                   _________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-N
                                January 7, 1998

                   _________________________________________


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         A. Information Regarding the Current Distribution
            ----------------------------------------------
            (Stated on the Basis of $1000 Original Principal Amount).
            ---------------------------------------------------------

             1. The total amount of the distribution to
                Class A Certificateholders on the Payment
                Date per $1,000 interest ................      $5.288

             2. The amount of the distribution set forth
                in paragraph 1 above in respect of
                principal on the Class A Certificates,
                per $1,000 interest .....................      $0.000

             3. The amount of the distribution set forth
                in paragraph 1 above in respect of
                interest on the Class A Certificates,
                per $1,000 interest .....................      $5.288

         B. Information Regarding the Performance of the Trust.
            ---------------------------------------------------

             1. Collections of Receivables.
                ---------------------------

             a. The aggregate amount of Collections of
                Receivables processed for the Due Period
                with respect to the current Distribution
                Date which were allocated in respect of
                the Investor Certificates of all Series.         $533,608,120.07


             b. The aggregate amount of Collections of
                Receivables processed for the Due Period
                with respect to the current Distribution
                Date which were allocated in respect of
                the Series 1995-N Certificates..........           $9,292,697.51

             c. The aggregate amount of Collections of
                Receivables processed for the Due Period
                with respect to the current Distribution
                Date which were allocated in respect of
                the Class A Certificates................           $8,131,110.33

             d. The amount of Collections of Receivables
                processed for the Due Period with respect
                to the current Distribution Date which
                were allocated in respect of Class A
                Certificates, per $1,000 interest.......                 $16.262

             e. The amount of Excess Spread for the Due
                Period with respect to the current
                Distribution Date.......................           $2,459,588.89

             f. The amount of Reallocated Principal Collections
                for the Due Period with respect to the current
                Distribution Date allocated in respect of the
                Class A Certificates....................                   $0.00

             g. The amount of Excess Finance Charge Collections
                allocated in respect of the Series 1995-N
                Certificates, if any....................                   $0.00

             h. The amount of Excess Principal Collections
                allocated in respect of the Series 1995-N
                Certificates, if any....................                   $0.00


             2. Receivables in Trust.
                ---------------------

             a. Aggregate Principal Receivables for the Due Period
                with respect to the current Distribution Date (which
                reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor
                Certificates of all Series.)                  $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-N
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date.......................        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date...............        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-N Certificates for the Due
                 Period with respect to the current
                 Distribution Date.......................                 3.637%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-N
                 Certificates for the Due Period with respect
                 to the current Distribution Date.........                3.637%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date........................               87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date........................               87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date........................               12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date........................               12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date.....................................      $889,308,338.22

             4.  Investor Default Amount.


             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-N
                 Certificates (the "Investor Default
                 Amount").................................         $4,379,602.61

             b.  The Class A Investor Default Amount......         $3,832,152.29

             c.  The Collateral Investor Default Amount...           $547,450.32


             5.  Investor Charge-Offs.


             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date....................................                  $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date....................................                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date....................................                  $0.00


             6.  Monthly Servicing Fee.


             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date....................................            $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date....................................            $595,238.10

             7.  Available Cash Collateral Amount.


             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                       $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .             $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .            $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .            $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .          $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $77,142,858.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor.....................................       100.00000000%


         D.  Deficit Controlled Amortization Amount.


             1. The Deficit Controlled Amortization Amount
                for the preceding Due Period................               $0.00


                                     FCC NATIONAL BANK,
                                     Servicer



                                     By /s/ James A. Harwood
                                        --------------------
                                     Title: Vice President

                                                                     EXHIBIT 28J



                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-O
                                January 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $5.348

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $5.348

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-O  Certificates. . . . .         $9,292,697.51

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,131,110.33

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.262

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,429,450.00

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-O
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-O  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.637%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-O
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.637%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $889,308,338.22

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-O
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,379,602.61

             b.  The Class A Investor Default Amount. .           $3,832,152.29

             c.  The Collateral Investor Default Amount.            $547,450.32

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        --------------------------

                                      Title:  Vice President

                                                                     EXHIBIT 28K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-P
                                January 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $5.305

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $5.305

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-P  Certificates. . . . .         $9,292,697.51

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,131,110.33

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.262

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,450,977.78

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-P
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-P Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.637%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-P
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.637%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $889,308,338.22

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-P
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,379,602.61

             b.  The Class A Investor Default Amount. .           $3,832,152.29

             c.  The Collateral Investor Default Amount.            $547,450.32

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

         7.  Available Cash Collateral Amount.

         a.  The amount, if any, withdrawn
             from the Cash Collateral Account
             for the current Distribution Date
             (the "Withdrawal Amount"). . . . . . . .                $0.00

         b.  The amount available to be withdrawn from
             the Cash Collateral Account as of the
             end of the day on the current Distribution
             Date, after giving effect to all with-
             drawals, deposits and payments to be
             made on such Distribution Date (the
             "Available Cash Collateral Amount"
             for the next Distribution Date). . . . . .      $5,714,286.00

         c.  The amount as computed in 7.b as a
             percentage of the Class A Invested
             Amount after giving effect to all re-
             ductions thereof on the current Dist-
             ribution Date. . . . . . . . . . . . . . .              1.143%

         8.  Collateral Invested Amount.

         a.  The Collateral Invested Amount for the
             current Distribution Date. . . . . . . . .     $71,428,572.00

         b.  The Collateral Invested Amount after
             giving effect to all withdrawals,
             deposits and payments on the current
             Distribution Date. . . . . . . . . . . . .     $71,428,572.00

         9.  Total Enhancement.

         a.  The total Enhancement for the current
             Distribution Date. . . . . . . . . . . . .     $77,142,858.00

         b.  The total Enhancement after giving ef-
             fect to all withdrawals, deposits and
             payments on the current Distribution
             Date. . . . . . . . . . . . . . . . . . . .    $77,142,858.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor.....................................       100.00000000%


         D.  Deficit Controlled Amortization Amount.


             1. The Deficit Controlled Amortization Amount
                for the preceding Due Period................               $0.00


                                     FCC NATIONAL BANK,
                                     Servicer



                                     By /s/ James A. Harwood
                                        --------------------
                                     Title: Vice President

                                                                     EXHIBIT 28L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-Q
                                January 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $5.262

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $5.262

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-Q  Certificates. . . . .        $16,726,855.53

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $14,635,998.58

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.262

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $4,450,510.03

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-Q Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-Q Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-Q
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .      $1,028,571,429.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $900,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-Q Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  6.547%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-Q
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  6.547%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $889,308,338.22

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-Q
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $7,883,284.70

             b.  The Class A Investor Default Amount. .           $6,897,874.11

             c.  The Collateral Investor Default Amount.            $985,410.59

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $642,857.14

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $1,071,428.57

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .         $10,285,714.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .        $128,571,429.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .        $128,571,429.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .      $138,857,143.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .       $138,857,143.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        ----------------------------
                                      Title: Vice President

                                                                     EXHIBIT 28M

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-R
                                January 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .               $5.210

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .               $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .               $5.210

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-R  Certificates. . . . .         $7,434,158.01

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $6,504,888.26

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.262

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $1,998,671.11

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-R Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-R Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-R
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $457,142,858.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $400,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-R Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  2.910%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-R
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  2.910%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $889,308,338.22

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-R
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,503,682.09

             b.  The Class A Investor Default Amount. .           $3,065,721.83

             c.  The Collateral Investor Default Amount.            $437,960.26

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $285,714.29

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $476,190.48

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $4,571,429.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                 1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $57,142,858.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $57,142,858.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $61,714,287.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $61,714,287.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount). The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By    James A. Harwood
                                            _______________________
                                      Title:    Vice President

                                                                     EXHIBIT 28N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-S
                                January 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $5.257

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000


             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $5.257

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-S Certificates. . . . .         $13,009,776.54

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $11,383,554.48

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.262

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,464,521.70

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-S Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-S Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-S
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $800,000,000.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $700,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-S  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  5.092%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-S
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  5.092%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $889,308,338.22

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-S
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $6,131,443.66

             b.  The Class A Investor Default Amount. .           $5,365,013.20

             c.  The Collateral Investor Default Amount.            $766,430.46

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $500,000.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $833,333.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount"). . . . . . .                   $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date). . . . .         $8,000,000.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date. . . . . . . . . . . . . . .               1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date. . . . . . . . . .   $100,000,000.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date. . . . . . . . . . . . . .   $100,000,000.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date. . . . . . . . . . . . . .   $108,000,000.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date. . . . . . . . . . . . . . . . . . . . .  $108,000,000.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount). The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                         -----------------------
                                      Title: Vice President

                                                                     Exhibit 280
                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                 ---------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1997-T
                                January 7, 1998

                 ---------------------------------------------


                Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-T Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A. Information Regarding the Current Distribution (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest.......                 $5.210

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest.....................                $0.000


             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest...................................             $5.210

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series. . .   $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1997-T Certificates. . . . . . .     $11,151,237.01

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates. . .      $9,757,332.41

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . . .             $16.262

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . . .       $2,998,006.66

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates. . . . . . . . . . .                $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1997-T Certificates, if any. . . .                $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1997-T Certificates, if any. . . . .              $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1997-T
                 Certificates (the "Adjusted Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date...................            $685,714,286.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Adjusted Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date...........            $600,000,000.00

             d.  The Invested Amount for the Due Period
                 with respect to the current Dis-
                 tribution Date......................            $685,714,286.00

             e.  The Class A Invested Amount for the Due
                 Period with respect to the current
                 Distribution Date...................            $600,000,000.00

             f.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1997-T Certificates for the Due
                 Period with respect to the current
                 Distribution Date...................                     4.365%

             g.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1997-T
                 Certificates for the Due Period with respect
                 to the current Distribution Date....                     4.365%

             h.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date...................                    87.500%

             i.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date...................                    87.500%

             j.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date...................                    12.500%

             k.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date...................                    12.500%


             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date................................            $889,308,338.22

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1997-T
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $5,255,523.13

             b.  The Class A Investor Default Amount. .           $4,598,582.75

             c.  The Collateral Investor Default Amount.            $656,940.38

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $428,571.43

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $714,285.71

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount"). . . . . . .                   $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date). . . . .         $6,857,143.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Adjusted Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date. . . . . . . . . . . . . . .               1.143%

             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date. . . . . . . . . .    $85,714,286.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date. . . . . . . . . . . . . .    $85,714,286.00

             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date. . . . . . . . . . . . . .    $92,571,429.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date. . . . . . . . . . . . . . . . . . . . .   $92,571,429.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Adjusted Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Principal Funding Account.

             1.  The Principal Funding Investment Proceeds
                 deposited in the Collection Account for the
                 current Distribution Date to be treated as
                 Class A Available Funds . . . . . . . . . . .            $0.00

             2.  The Excess Principal Funding Investment
                 Proceeds for the current Distribution Date               $0.00

             3.  The Principal Funding Account Balance as of
                 the end of the day on the current Distribution
                 Date . . . . . . . . . . . . . . . . . . . .             $0.00

             4.  The Deficit Controlled Accumulation Amount for
                 the preceding Due Period . . . . . . . . . .             $0.00

         E.  Reserve Account

             1.  The Reserve Draw Amount for the current
                 Distribution Date . . . . . . . . . . . . .              $0.00

             2.  The amount on deposit in the Reserve Account
                 as of the end of the day on the current
                 Distribution Date (the "Available Reserve
                 Account Amount" for the next Distribution Date).         $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        --------------------------
                                      Title: Vice President

                                                                     Exhibit 28P

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1997-U
                                January 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-U Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the January 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $5.249

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $5.249

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $533,608,120.07

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1997-U Certificates. . . . .          $7,434,158.01

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $6,504,888.26

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.262

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $1,983,171.11

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1997-U Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1997-U Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,710,704,609.12

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1997-U
                 Certificates (the "Adjusted Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $457,142,858.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Adjusted Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $400,000,000.00

             d.  The Invested Amount for the Due Period
                 with respect to the current Dist-
                 tribution Date . . . . . . . . . . . . .       $457,142,858.00

             e.  The Class A Invested Amount for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . . .      $400,000,000.00

             f.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1997-U Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  2.910%

             g.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1997-U
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  2.910%

             h.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             i.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             j.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             k.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $889,308,338.22

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1997-U
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,503,682.09

             b.  The Class A Investor Default Amount. .           $3,065,721.83

             c.  The Collateral Investor Default Amount.            $437,960.26

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Adjusted Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $285,714.29

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $476,190.48

             7.  Available Cash Collateral Amount.


             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $4,571,429.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Adjusted Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                 1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $57,142,858.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $57,142,858.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $61,714,287.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $61,714,287.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Adjusted Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Principal Funding Account.

             1.  The Principal Funding Investment Proceeds
                 deposited in the Collection Account for the
                 current Distribution Date to be treated as
                 Class A Available Funds . . . . . . . . . . .            $0.00

             2.  The Excess Principal Funding Investment
                 Proceeds for the current Distribution Date               $0.00

             3.  The Principal Funding Account Balance as of
                 the end of the day on the current Distribution
                 Date . . . . . . . . . . . . . . . . . . . .             $0.00

             4.  The Deficit Controlled Accumulation Amount for
                 the preceding Due Period . . . . . . . . . .             $0.00

         E.  Principal Funding Account.

             1.  The Reserve Draw Amount for the current
                 Distribution Date . . . . . . . . . . . . .              $0.00

             2.  The amount on deposit in the Reserve Account
                 as of the end of the day on the current
                 Distribution Date (the "Available Reserve
                 Account Amount" for the next Distribution Date).         $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ James A. Harwood
                                        --------------------------
                                      Title: Vice President